Prospectus                                                          Lazard Funds

Lazard U.S.
Small Cap
Equity Growth Portfolio

February 28, 2006

As with all mutual funds, the Securities and
Exchange Commission has not approved or
disapproved the shares described in this
Prospectus or determined whether this Prospectus
is truthful or complete. Any representation to the
contrary is a criminal offense.                                           [LOGO]

           PRIVACY NOTICE REGARDING SHAREHOLDER FINANCIAL INFORMATION

      The Lazard Funds, Inc. (the "Fund") recognizes and appreciates the importance of respecting the privacy of our shareholders. Our shareholders' trust is our most important asset, and we are committed to safeguarding against the unauthorized use of, and access to, shareholder information. This Privacy Notice explains our current policies and practices with respect to non-public personal information of our prospective, current and former shareholders.

      In order to adequately service its shareholders, the Fund regularly collects certain non-public personal information about its shareholders. We limit the collection of information to the minimum amount required to deliver useful products and superior service to our shareholders, to comply with legal requirements and to support our business needs. We may collect non-public personal information about you from the following sources:

o Information we receive from you on applications, questionnaires or other forms, including, but not limited to, your name, address, social security or other tax identification number, age, employment information, assets owned and income.

o Information about your transactions with us, our affiliates or others, such as your account balance and holdings, payment history and transaction information.

o Information we may receive from our due diligence, such as your creditworthiness and your credit history.

o     Information obtained from our communications and correspondence with you.

      The Fund does not disclose any non-public personal information about its shareholders or former shareholders to any third party, except as required by law. The Fund may, however, disclose such non-public personal information to its affiliates in order to provide products or services to you or to support our business needs. In order to maintain the confidentiality of such information, we restrict access to non-public information about our shareholders to those employees who need to know that information. We maintain physical, electronic and procedural safeguards to guard the non-public personal information of our shareholders and former shareholders.

      Please note that the Fund will treat your information as confidential, as described above. It is not necessary for you to respond to this notice or to separately request confidentiality.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                  PAGE
                                  ----------------------------------------------
                                     1   OVERVIEW
                                  ----------------------------------------------

CAREFULLY REVIEW THIS             ----------------------------------------------
IMPORTANT SECTION FOR INFOR-         2   INVESTMENT OBJECTIVE, STRATEGIES,
MATION ON THE PORTFOLIO'S                RISK/RETURN AND EXPENSES
INVESTMENT OBJECTIVE,             ----------------------------------------------
STRATEGIES, RISKS, PAST              2  Lazard U.S. Small Cap Equity Growth
PERFORMANCE AND FEES.                   Portfolio
                                  ----------------------------------------------
REVIEW THIS SECTION FOR              4   FUND MANAGEMENT
DETAILS ON THE PEOPLE AND         ----------------------------------------------
ORGANIZATIONS WHO OVERSEE THE        4  Investment Manager
PORTFOLIO.                           4  Principal Portfolio Managers
                                     4  Administrator
                                     4  Distributor
                                     4  Custodian

                                  ----------------------------------------------
REVIEW THIS SECTION FOR              4   SHAREHOLDER INFORMATION
DETAILS ON HOW SHARES ARE         ----------------------------------------------
VALUED, HOW TO PURCHASE, SELL        4  General
AND EXCHANGE SHARES, RELATED         5  How to Buy Shares
CHARGES AND PAYMENTS OF              7  Distribution and Servicing Arrangements
DIVIDENDS AND DISTRIBUTIONS.         7  How to Sell Shares
                                     8  Investor Services
                                     8  General Policies
                                     8  Account Policies, Dividends and Taxes

                                  ----------------------------------------------
                                    10   PERFORMANCE INFORMATION FOR RELATED
                                         ACCOUNTS
                                  ----------------------------------------------

                                  ----------------------------------------------
WHERE TO LEARN MORE ABOUT THE            BACK COVER
PORTFOLIO.                        ----------------------------------------------

--------------------------------------------------------------------------------
    LAZARD ASSET MANAGEMENT LLC SERVES AS THE PORTFOLIO'S INVESTMENT MANAGER.
--------------------------------------------------------------------------------

                                    OVERVIEW
--------------------------------------------------------------------------------

The Portfolio                 The Lazard Funds, Inc. (the "Fund") consists of
                              twelve separate Portfolios, one of which is being offered through this Prospectus. Because you could lose money by investing in the Portfolio, be sure to read all risk disclosures carefully before investing.

                              You should be aware that the Portfolio:

                              o  is not a bank deposit

                              o is not guaranteed, endorsed or insured by any bank, financial institution or government entity, such as the Federal Deposit Insurance Corporation

                              o  is not guaranteed to achieve its stated goals

                              The Portfolio offers Institutional Shares and Open Shares, which have different investment minimums and different expense ratios.

                              INFORMATION ON THE PORTFOLIO'S RECENT STRATEGIES AND HOLDINGS WILL BE AVAILABLE IN ITS ANNUAL/SEMI-ANNUAL REPORT (SEE BACK COVER).

                              The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities of small cap U.S. companies. The Portfolio's investment manager, Lazard Asset Management LLC (the "Investment Manager"), seeks to identify undervalued securities using a relative growth strategy and focuses on individual stock selection rather than on general stock market trends.

                              The Portfolio has adopted a policy to invest at least 80% of its assets in specified securities appropriate to its name and to provide its shareholders with at least 60 days' prior notice of any change with respect to this policy.

Who May Want to Invest?       Consider investing in the Portfolio if you are:

                              o  pursuing a long-term goal such as retirement

                              o looking to add an equity component to your investment portfolio

                              o willing to accept the higher risks of investing in the stock market in exchange for potentially higher long-term returns

                              The Portfolio may not be appropriate if you are:

                              o  pursuing a short-term goal or investing
                                 emergency reserves

                              o uncomfortable with an investment that will fluctuate in value

           INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES
--------------------------------------------------------------------------------

LAZARD U.S. SMALL CAP EQUITY GROWTH PORTFOLIO


TICKER SYMBOL
LGSIX (Institutional)
LGSOX (Open)


INVESTMENT OBJECTIVE          The Portfolio seeks long-term capital
                              appreciation.

PRINCIPAL INVESTMENT          The Portfolio invests primarily in equity
STRATEGIES                    securities, principally common stocks, of small
                              cap U.S. companies that the Investment Manager identifies using a relative growth strategy. The
                              Investment Manager follows a bottom-up,
                              fundamental approach to stock selection, seeking to invest in companies that exhibit substantial growth opportunities, strong business models, solid management teams and the potential for earnings surprises, which the Investment Manager believes may produce superior long-term results.
                              The Investment Manager uses a relative valuation strategy to determine the appropriate price to purchase or sell securities.

                              The Fund emphasizes smaller companies positioned in new or emerging industries where the Investment Manager believes there is opportunity for significant growth. These companies may include relatively new or unseasoned companies in their early stage of development. In many instances, a company may be in an industry segment that is small but could become much larger as it matures, so that not only does the company have potential for growth but the market opportunity may be expanding as well.


                              The Investment Manager considers "small cap companies" for the Portfolio to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations generally in the range of companies included in the Russell 2000(R) Growth Index (ranging from approximately $9 million to $3.72 billion as of December 31,
                              2005).


                              Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small cap U.S. companies. These securities generally have, in the Investment Manager's opinion, one or more of the following characteristics:

                              o  improving operating trends and profitability

                              o  superior earnings and sales growth opportunity

                              o  attractive relative valuation

                              The Portfolio may invest up to 20% of its assets in equity securities of larger U.S. companies.

                              The Portfolio may engage, to a limited extent, in various investment techniques, such as lending portfolio securities.

                              Under adverse market conditions, the Portfolio could invest some or all of its assets in money market securities. The Portfolio might do this to seek to avoid or mitigate losses, but it may result in the Portfolio not achieving its investment objective.

PRINCIPAL INVESTMENT RISKS    While stocks have historically been a leading
                              choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer's value. Small cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. In addition, small companies may lack the management experience, financial resources, product diversification and competitive strength of larger companies. Growth companies often have relatively higher price-to-earnings, price-to-book and price-to-sales ratios and may be more volatile than value stocks.

                              The value of your investment in the Portfolio will fluctuate, which means you could lose money.

                              The tendency of shares of smaller companies to trade less frequently than those of larger companies can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

                              Because the Portfolio will invest in a smaller number of issuers than other, more diversified investment portfolios, the Portfolio's net asset value may be relatively more susceptible to adverse effects from any single corporate, economic, market, political or regulatory occurrence than if the Portfolio's investments consisted of a larger number of securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

PERFORMANCE BAR CHART AND     Because the Portfolio had not commenced investment
TABLE                         operations prior to the date of this Prospectus,
                              no performance returns are presented in this part of the Prospectus. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio's average annual returns compare with those of a broad measure of market performance.

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.


                                                 INSTITUTIONAL            OPEN
                                                     SHARES              SHARES
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION FEES
Maximum Redemption Fee
(as a % of amount redeemed)
CHARGED ONLY WHEN SELLING OR
EXCHANGING SHARES YOU HAVE
OWNED FOR 30 DAYS OR LESS.                             1.00%               1.00%
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES
--------------------------------------------------------------------------------
Management Fees                                        1.00%               1.00%
--------------------------------------------------------------------------------
Distribution and
Service (12b-1) Fees                                   None                 .25%
--------------------------------------------------------------------------------
Other Expenses*                                         .25%                .30%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                                     1.25%               1.55%
--------------------------------------------------------------------------------
Fee Waiver and
Expense Reimbursement**                                  --%                 --%
--------------------------------------------------------------------------------
Net Expenses**                                         1.25%               1.55%
--------------------------------------------------------------------------------
* "Other Expenses" are based on estimated amounts for the current fiscal year.
** Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, to reimburse the Portfolio through December 31, 2006, to the extent Total Annual Portfolio Operating Expenses exceed 1.25% and 1.55% of the average daily net assets of the Portfolio's Institutional Shares and Open Shares, respectively.

EXPENSE EXAMPLE

Use the accompanying table to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o     $10,000 initial investment

o     5% annual return each year

o     redemption at the end of each period

o no changes in operating expenses, except for the first year of the periods reflected in the table, which is based on the net expenses pursuant to the contractual agreement.

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

LAZARD U.S. SMALL CAP EQUITY                            1                   3
GROWTH PORTFOLIO                                      YEAR                YEARS

INSTITUTIONAL SHARES                                  $127                 $397
--------------------------------------------------------------------------------
OPEN SHARES                                           $158                 $490
--------------------------------------------------------------------------------

                                 FUND MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT MANAGER

Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, serves as the Investment Manager of the Portfolio. The Investment Manager provides day-to-day management of the Portfolio's investments and assists in the overall management of the Fund's affairs. The Investment Manager and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $78 billion as of December 31, 2005. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

The Fund has agreed to pay the Investment Manager an investment management fee at an annual rate of 1.00% of the Portfolio's average daily net assets. The investment management fees are accrued daily and paid monthly.

PRINCIPAL PORTFOLIO MANAGERS

The Portfolio is managed on a team basis, with each team member involved at all levels of the investment process. Kip Knelman and James P. Tatera are jointly and primarily responsible for the day-to-day management of the assets of the Portfolio. Messrs. Knelman and Tatera joined the Investment Manager in February 2005 when the Investment Manager acquired substantially all of the assets of Knelman Asset Management Group, LLC ("Knelman").

BIOGRAPHICAL INFORMATION OF PRINCIPAL PORTFOLIO MANAGERS

I.P. "KIP" KNELMAN. Mr. Knelman, a Director of the Investment Manager, is a portfolio manager on the U.S. Equity Growth and U.S. Small Cap Equity Growth teams. Prior to joining the Investment Manager, Mr. Knelman was Senior Managing Partner of Knelman. From 1979 to 1998, he held various positions at Investment Advisers, Inc, including President and Chief Executive Officer. Mr. Knelman has also served as a board member of Lloyd's Bank/TSB Asset Management Group and began his career in the investment field with Kidder, Peabody and Company.

JAMES P. TATERA. Mr. Tatera, a Senior Vice President of the Investment Manager, is a portfolio manager on the U.S. Equity Growth and U.S. Small Cap Equity Growth teams. Prior to joining the Investment Manager, Mr. Tatera was a Managing Partner and Chief Investment Officer of Knelman. Prior to joining Knelman, Mr. Tatera was Senior Vice President and Chief Equity Officer of Advantus Capital Management. He is a Chartered Financial Analyst Charterholder.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of shares of the Portfolio is contained in the Fund's Statement of Additional Information ("SAI").

ADMINISTRATOR

State Street Bank and Trust Company ("State Street"), located at One Lincoln Street, Boston, Massachusetts 02111, serves as the Portfolio's administrator.

DISTRIBUTOR

Lazard Asset Management Securities LLC (the "Distributor") acts as distributor for the Fund's shares.

CUSTODIAN

State Street acts as custodian of the Portfolio's investments. State Street may enter into subcustodial arrangements on behalf of the Portfolio for the holding of foreign securities.

                             SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

                                     GENERAL
--------------------------------------------------------------------------------

Portfolio shares are sold and redeemed, without a sales charge, on a continuous basis at the net asset value per share ("NAV") next determined after an order in proper form is received by the Fund's Transfer Agent, Boston Financial Data Services, Inc., or another authorized entity.

The Fund will determine the net asset value of Portfolio shares as of the close of regular session trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time). The New York Stock Exchange is closed on certain national holidays listed in the Fund's SAI. The Fund values equity securities for which market quotations are readily available at market value. Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Directors.

If events materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when the Portfolio's NAV is calculated, such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board of Directors. The effect of using fair value pricing is that the NAV of the Portfolio will reflect the affected securities' values as determined in the judgment of the Board of Directors or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios' net asset values. Foreign securities may trade on days when the Portfolio is not open for business, thus affecting the value of the Portfolio's assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

--------------------------------------------------------------------------------

MINIMUM INVESTMENT

All purchases made by check should be in U.S. Dollars and made payable to "The Lazard Funds, Inc." Third party checks will not be accepted. The Fund will not accept cash or cash equivalents (such as currency, money orders or travelers checks) for the purchase of Portfolio shares. Please note the following minimums in effect for initial investments:

  Institutional Shares                                          $      1,000,000
--------------------------------------------------------------------------------
  Open Shares                                                   $         10,000
--------------------------------------------------------------------------------
  IRA Rollover/Transfer (Open Shares only)                      $         10,000
--------------------------------------------------------------------------------

There are no subsequent investment minimums.

                                HOW TO BUY SHARES
--------------------------------------------------------------------------------

THROUGH THE TRANSFER AGENT:

Shareholders who do not execute trades through a brokerage account should submit their purchase requests to the Transfer Agent by telephone or mail, as follows:

INITIAL PURCHASE

            BY MAIL

1.    Complete a Purchase Application. Indicate the services to be used.

2. Mail the Purchase Application and a check for $10,000 or more for Open Shares, or $1,000,000 or more for Institutional Shares, payable to "The Lazard Funds, Inc." to:

            The Lazard Funds, Inc.
            P.O. Box 8514
            Boston, Massachusetts 02266-8514
            Attention: (Name of Portfolio and Class of Shares)

            BY WIRE

1.    Call (800) 986-3455 toll-free from any state and provide the following:

            o     the Portfolio and Class of shares to be invested in

            o     name(s) in which shares are to be registered

            o     address

            o     social security or tax identification number

            o     dividend payment election

            o     amount to be wired

            o     name of the wiring bank, and

            o name and telephone number of the person to be contacted in connection with the order.

            An account number will then be assigned.

2. Instruct the wiring bank to transmit the specified amount in federal funds, giving the wiring bank the account name(s) and assigned account number, to State Street:

      ABA #: 011000028
      State Street Bank and Trust Company
      Boston, Massachusetts
      Custody and Shareholder Services Division
      DDA 9905-2375
      Attention: (Name of Portfolio and Class of Shares)
      The Lazard Funds, Inc.
      Shareholder's Name and Account Number

3. Complete a Purchase Application. Indicate the services to be used. Mail the Purchase Application to the address set forth in Item 2 under "Initial Purchase--By Mail" above.

ADDITIONAL PURCHASES
      BY MAIL

1. Make a check payable to "The Lazard Funds, Inc." Write the shareholder's account number on the check.

2. Mail the check and the detachable stub from the Statement of Account (or a letter providing the account number) to the address set forth in Item 2 under "Initial Purchase--By Mail" above.

      BY WIRE

Instruct the wiring bank to transmit the specified amount in federal funds to State Street, as instructed in Item 2 under "Initial Purchase--By Wire" above.

--------------------------------------------------------------------------------

THROUGH A LAZARD BROKERAGE ACCOUNT

Shareholders who have a brokerage account with Lazard Capital Markets LLC ("Lazard") should contact their account representative for specific instructions on how to purchase Portfolio shares.

PURCHASES THROUGH THE AUTOMATIC INVESTMENT PLAN (OPEN SHARES ONLY)

Investors may participate in the Automatic Investment Plan by purchasing Open Shares of the Portfolio at regular intervals selected by the investor. The Automatic Investment Plan enables an investor to make regularly scheduled investments and may provide investors with a convenient way to invest for long-term financial goals. An account must be opened with a minimum investment of $10,000. To obtain an Automatic Investment Plan application, call the Fund at
(800) 823-6300.

INDIVIDUAL RETIREMENT ACCOUNTS (OPEN SHARES ONLY)

The Fund may be used as an investment for IRAs. Completion of a Lazard Funds IRA application is required. For a Direct IRA Account (an account other than an IRA rollover) a $5 establishment fee and a $12 annual maintenance and custody fee is payable to State Street for each IRA Fund account; in addition, a $10 termination fee will be charged and paid to State Street when the account is closed. For more information on IRAs, call the Fund at (800) 823-6300.

MARKET TIMING/EXCESSIVE TRADING

The Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Excessive trading, market timing or other abusive trading practices may disrupt investment management strategies and harm performance and may create increased transaction and administrative costs that must be borne by the Portfolio and its shareholders, including those not engaged in such activity. In addition, such activity may dilute the value of Portfolio shares held by long-term investors. The Fund's Board of Directors has approved policies and procedures with respect to frequent purchases and redemptions of Portfolio shares that are intended to discourage and prevent these practices, including regular monitoring of trading activity in Portfolio shares. The Fund will not knowingly accommodate excessive trading, market timing or other abusive trading practices. To discourage attempts to arbitrage pricing of international securities (among other reasons), the Board has adopted policies and procedures providing that if events materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when the Portfolio's NAV is calculated, such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. See "Shareholder Information--General." The Fund's and the Investment Manager's codes of ethics in respect of personal trading contain limitations on trading in Portfolio shares.

The Portfolio reserves the right to refuse, with or without notice, any purchase or exchange request that could adversely affect the Portfolio, its operations or its shareholders, including those requests from any individual or group who, in the Fund's view, is likely to engage in excessive trading, market timing or other abusive trading practices, and where a particular account appears to be engaged in abusive trading practices, the Fund will seek to restrict future purchases of Portfolio shares by that account or may temporarily or permanently terminate the availability of the exchange privilege, or reject in whole or part any exchange request, with respect to such investor's account. Multiple accounts under common ownership or control may be considered one account for purposes of determining a pattern of excessive trading practices. An investor who makes more than six exchanges with the Portfolio during any twelve-month period, or who makes exchanges that appear to coincide with a market timing strategy, may be deemed to be engaged in excessive trading.

The Portfolio deducts a 1.00% redemption fee on sales of shares owned for 30 days or less (not charged on shares acquired through reinvestment of dividends or distributions), except that no redemption fee will be charged with respect to shares purchased through certain omnibus account and other service arrangements established by certain brokers and other financial intermediaries and approved by the Distributor. See "Shareholder Information--How to Sell Shares--Redemption Fee" below. As described below, the Fund may take up to seven days to pay redemption proceeds. This may occur when, among other circumstances, the investor redeeming shares is engaged in excessive trading. The Fund's policy on abusive trading practices does not apply to automatic investment or automatic exchange privileges.

All of the policies described in the first paragraph of this section apply uniformly to all Portfolio accounts. However, while the Fund and the Investment Manager will take reasonable steps to prevent trading practices deemed to be harmful to the Portfolio by monitoring Portfolio share trading activity, they may not be able to prevent or identify such trading. The Fund's ability to monitor, and impose restrictions on, trading conducted through certain financial intermediaries or omnibus accounts may be severely limited due to the lack of access by the Fund or its service providers to information about such trading activity. If the Fund is not able to prevent abusive trading practices, such trading may disrupt investment strategies, harm performance and increase costs to all Portfolio investors, including those not engaged in such activity. See the first paragraph in this section.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICING ARRANGEMENTS (OPEN SHARES ONLY)

The Fund has adopted a plan under rule 12b-1 that allows the Portfolio to pay the Distributor a fee, at the annual rate of .25% of the value of the average daily net assets of the Portfolio's Open Shares, for distribution and services provided to holders of Open Shares. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these recurring fees may cost shareholders more than paying other types of sales charges.

Third parties may receive payments pursuant to the Fund's 12b-1 plan and/or from the Investment Manager or its affiliates in connection with their offering of Portfolio shares to their customers and/or for providing shareholder servicing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the Portfolio instead of other mutual funds where such payments are not received. Consult your financial representative or institution for further information.

                               HOW TO SELL SHARES
--------------------------------------------------------------------------------

GENERAL

Checks for sale proceeds ordinarily will be mailed within seven days. Where the shares to be sold have been purchased by check or through the Automatic Investment Plan, the sale proceeds, net of applicable redemption fee, will be transmitted to you promptly upon bank clearance of your purchase check, which may take up to 15 calendar days. Redemption requests may also be satisfied, in whole or in part, through a redemption-in-kind (a payment in portfolio securities instead of cash).

REDEMPTION FEE

The Portfolio will impose a redemption fee equal to 1.00% of the NAV of Portfolio shares acquired by purchase or exchange and redeemed or exchanged within 30 days after such shares were acquired. This fee will be calculated based on the shares' NAV at redemption and deducted from the redemption proceeds. The fee will be retained by the Portfolio and used primarily to offset the transaction costs that short-term trading imposes on the Portfolio and its remaining shareholders. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the 30-day holding period, the Fund will first redeem shares acquired through the reinvestment of dividends or distributions and then will employ the "first in, first out" method, which assumes that the shares redeemed or exchanged are the ones held the longest. In addition, no redemption fee will be charged on the redemption or exchange of shares purchased through certain omnibus account and other service arrangements established by certain brokers and other financial intermediaries and approved by the Distributor. The redemption fee may be waived, modified or terminated at any time, or from time to time.

SELLING SHARES

THROUGH THE TRANSFER AGENT:

Shareholders who do not execute trades through a brokerage account should submit their sale requests to the Transfer Agent by telephone or mail, as follows:

BY TELEPHONE:

A shareholder may redeem shares by calling the Transfer Agent. To redeem shares by telephone, the shareholder must have properly completed and submitted to the Transfer Agent either a Purchase Application authorizing such redemption or a Telephone Redemption Authorization Form. To place a redemption request, or to have telephone redemption privileges added to your account, please call the Transfer Agent's toll-free number, (800) 986-3455. In order to confirm that telephone instructions for redemptions are genuine, the Fund has established reasonable procedures to be employed by the Fund and the Transfer Agent, including the requirement that a form of personal identification be provided.

BY MAIL:

1. Write a letter of instruction to the Fund. Indicate the dollar amount or number of shares to be sold, the Portfolio and Class, the shareholder's account number, and social security or taxpayer identification number.

2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the account, all must sign.

3. If shares to be sold have a value of $50,000 or more, the signature(s) must be guaranteed by a domestic bank, savings and loan institution, domes- tic credit union, member bank of the Federal Reserve System, broker-dealer, registered securities association or clearing agency, or other participant in a signature guarantee program. SIGNATURE GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE. Further documentation may be requested to evidence the authority of the person or entity making the redemption request. In addition, all redemption requests that include instructions for redemption proceeds to be sent somewhere other than the address on file must be signature guaranteed.

4.    Mail the letter to the Transfer Agent at the following address:

            The Lazard Funds, Inc.
            P.O. Box 8514
            Boston, Massachusetts 02266-8514
            Attention: (Name of Portfolio and Class of Shares)

THROUGH A LAZARD BROKERAGE ACCOUNT:

Shareholders who have a brokerage account with Lazard should contact their account representative for specific instructions on how to sell Portfolio shares.

--------------------------------------------------------------------------------

                                INVESTOR SERVICES
--------------------------------------------------------------------------------

AUTOMATIC REINVESTMENT PLAN allows your dividends and capital gain distributions to be reinvested in additional shares of the Portfolio or another Portfolio of the Fund. AUTOMATIC INVESTMENTS allows you to purchase Open Shares through automatic deductions from a designated bank account.

EXCHANGE PRIVILEGE allows you to exchange shares of one Portfolio of the Fund that have been held for seven days or more for shares of the same Class of another Portfolio of the Fund in an identically registered account. Shares will be exchanged at the next determined NAV, subject to any applicable redemption fee. There is no other cost associated with this service. All exchanges are subject to the minimum initial investment requirements.

A shareholder may exchange shares by writing or calling the Transfer Agent. To exchange shares by telephone, the shareholder must have properly completed and submitted to the Transfer Agent either a Purchase Application authorizing such exchanges or a signed letter requesting that the exchange privilege be added to the account. The Transfer Agent's toll-free number for exchanges is (800) 986-3455. In order to confirm that telephone instructions for exchanges are genuine, the Fund has established reasonable procedures to be employed by the Fund and the Transfer Agent, including the requirement that a form of personal identification be provided.

The Fund reserves the right to limit the number of times shares may be exchanged between Portfolios of the Fund, to reject any telephone exchange order, or to otherwise modify or discontinue the exchange privilege at any time. If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. See "Shareholder Information--How to Buy Shares--Market Timing/Excessive Trading" for more information about restrictions on exchanges.

                                GENERAL POLICIES
--------------------------------------------------------------------------------
In addition to the policies described above, the Fund reserves the right to:

      o redeem an account, with notice, if the value of the account falls below $1,000 due to redemptions

      o convert Institutional Shares held by a shareholder whose account is less than $1,000,000 to Open Shares, upon written notice to the shareholder

      o suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission (the "SEC")

      o     change or waive the required minimum investment amounts

      o delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions received without notice, excessive trading, or during unusual market conditions)

      o make a redemption-in-kind (a payment in portfolio securities instead of in cash) if it is determined that a redemption is too large and/or may cause harm to the Portfolio and its shareholders

Also in addition to the policies described above, the Fund may refuse or restrict purchase or exchange requests for Portfolio shares by any person or group if, in the judgment of the Fund's management:

      o the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected

      o if the Portfolio receives or anticipates receiving simultaneous orders that may significantly affect the Portfolio (e.g., amounts equal to 1% or more of the Portfolio's total assets)

ACCOUNT POLICIES, DIVIDENDS AND TAXES
--------------------------------------------------------------------------------
ACCOUNT STATEMENTS

You will receive quarterly statements detailing your account activity. All investors will also receive an annual statement detailing the tax characteristics of any dividends and distributions that you have received in your account. You will also receive confirmations after each trade executed in your account.

To reduce expenses, only one copy of the most recent annual and semi-annual reports of the Fund may be mailed to your household, even if you have more than one account with the Fund. Call the Transfer Agent at the telephone number listed on the inside back cover if you need additional copies of annual or semi-annual reports or account information.

DIVIDENDS AND DISTRIBUTIONS

Income dividends are normally declared and paid annually, but may be declared and paid more frequently. Net capital gains, if any, are normally distributed annually but may be distributed more frequently. Capital gain distributions estimates may be available prior to payment and may be obtained by calling (800) 823-6300 or going to the Fund's website at www.LazardNet.com.

Dividends and distributions of the Portfolio will be invested in additional shares of the same Class of the Portfolio at the NAV on the ex-dividend date, and credited to the shareholder's account on the payment date or, at

                       SHAREHOLDER INFORMATION (CONCLUDED)
--------------------------------------------------------------------------------

the shareholder's election, paid in cash. Each share Class of the Portfolio will generate a different dividend because each has different expenses. Dividend checks and account statements will be mailed approximately two business days after the payment date.

TAX INFORMATION

Please be aware that the following tax information is general and refers to the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), which are in effect as of the date of this Prospectus. You should consult a tax adviser about the status of your distributions from the Portfolio.

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, whether you receive the distribution in cash or reinvest it in additional shares. An exchange of the Portfolio's shares for shares of another Portfolio of the Fund will be treated as a sale of the Portfolio's shares, and any gain on the transaction may be subject to income taxes.

Keep in mind that distributions may be taxable to you at different rates which depend on the length of time the Portfolio held the applicable investment, not the length of time that you held your Portfolio shares. The tax status of any distribution is the same regardless of how long you have been in the Portfolio and whether you reinvest your distributions or take them in cash. High portfolio turnover and more volatile markets can result in taxable distributions to shareholders, regardless of whether their shares increased in value. When you do sell your Portfolio shares, a taxable capital gain or loss may be realized, except for IRA or other tax-deferred accounts.

Federal law requires the Portfolio to withhold taxes on distributions paid to shareholders who:

      o fail to provide a social security number or taxpayer identification number

      o fail to certify that their social security number or tax- payer identification number is correct

      o     fail to certify that they are exempt from withholding

                  PERFORMANCE INFORMATION FOR RELATED ACCOUNTS
--------------------------------------------------------------------------------

LAZARD U.S. SMALL CAP EQUITY GROWTH COMPOSITE

THIS IS NOT THE PORTFOLIO'S PERFORMANCE

Lazard U.S. Small Cap Equity Growth Portfolio had not commenced operations prior to the date of this Prospectus and, therefore, does not have its own performance record. However, the Portfolio's investment objective, policies and strategies are substantially similar to those used by the Investment Manager in advising certain discretionary accounts (the "Other Accounts"). The chart below shows the historical investment performance for a composite (the "U.S. Small Cap Equity Growth Composite") of the Other Accounts and for the Portfolio's benchmark index. The U.S. Small Cap Equity Growth Composite should not be interpreted as indicative of the Portfolio's future performance.

              Annual Total Returns for the Year Ended December 31,
================================================================================
                                            2003       2004       2005
--------------------------------------------------------------------------------
U.S. SMALL CAP EQUITY GROWTH COMPOSITE      51.5%      11.7%       10.1%
--------------------------------------------------------------------------------
RUSSELL 2000(R) GROWTH INDEX*               48.5%      14.3%        4.2%
--------------------------------------------------------------------------------

                          Average Annual Total Returns
                    (for the periods ended December 31, 2005)

=========================================================================================
                                           INCEPTION DATE      ONE YEAR     THREE YEARS
-----------------------------------------------------------------------------------------
U.S. SMALL CAP EQUITY GROWTH COMPOSITE         1/1/03            10.1%        23.0%
-----------------------------------------------------------------------------------------
RUSSELL 2000(R) GROWTH INDEX*                    N/A              4.2%        20.9%
-----------------------------------------------------------------------------------------

----------
* The Russell 2000(R) Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies (the 2,000 smallest companies in the Russell 3000 Index, which consists of the 3,000 largest U.S. companies by capitalization) with higher price-to-book ratios and higher forecasted growth values.

Certain Other Accounts may not be subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Code which, if applicable, may have adversely affected the performance of the U.S. Small Cap Equity Growth Composite. The performance results of the U.S. Small Cap Equity Growth Composite reflect actual fees charged to the Other Accounts. However, the performance of Other Accounts typically only reflects deduction for advisory fees, while the Portfolio, in addition to an advisory fee, also bears fees to other service providers and operational expenses and its Open Shares bear distribution and servicing fees. The U.S. Small Cap Equity Growth Composite performance would have been lower than that shown above if the Other Accounts had been subject to the fees and expenses of the Portfolio.

Additionally, although it is anticipated that the Portfolio and the Other Accounts will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and cash flows may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings.

The returns of the U.S. Small Cap Equity Growth Composite are dollar-weighted based upon beginning period market values. This calculation methodology differs from guidelines of the Securities and Exchange Commission (the "SEC") for calculating performance of mutual funds.

For more information about the Portfolio, the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS (REPORTS):

The Fund's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments. In the annual report, you will find a broad discussion of the market conditions and investments strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Portfolio, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Portfolio will publicly disclose its portfolio holdings on a calendar quarter-end basis on its website accessible from http://www.lazardnet.com/lam/us/lazardfunds.shtml, approximately 14 days after such quarter end. The information will remain accessible until the Fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current.

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's portfolio holdings is available in the Fund's SAI.

--------------------------------------------------------------------------------

You can get a free copy of the Reports and the SAI at http://www.LazardNet.com, or request the Reports and the SAI and other information and discuss your questions about the Portfolio, by contacting the Fund at:

                             The Lazard Funds, Inc.
                              30 Rockefeller Plaza
                          New York, New York 10112-6300
                            Telephone: (800) 823-6300
                            http://www.LazardNet.com

--------------------------------------------------------------------------------

You also can review the Reports and the SAI at the Public Reference Room of the SEC in Washington, D.C. For information, call (202) 551-5850. You can get text-only copies:

      o After paying a duplicating fee, by writing the Public Reference Branch of the SEC, 100 F Street NE, Room 1580, Washington, D.C. 20549-0102, or by e-mail request to publicinfo@sec.gov.

      o     Free from the SEC's Website at http://www.sec.gov.

Investment Company Act file no. 811-06312

--------------------------------------------------------------------------------

INVESTMENT MANAGER                          TRANSFER AGENT AND
Lazard Asset Management LLC                 DIVIDEND DISBURSING AGENT
30 Rockefeller Plaza                        Boston Financial Data Services, Inc.
New York, New York 10112-6300               P.O. Box 8514
Telephone: (800) 823-6300                   Boston, Massachusetts 02266-8514
                                            Telephone: (800) 986-3455
DISTRIBUTOR
Lazard Asset Management Securities LLC      INDEPENDENT REGISTERED PUBLIC
30 Rockefeller Plaza                        ACCOUNTING FIRM
New York, New York 10112-6300               Anchin, Block & Anchin LLP
                                            1375 Broadway
CUSTODIAN                                   New York, New York 10018
State Street Bank and Trust Company         http://www.anchin.com
One Lincoln Street
Boston, Massachusetts 02111                 LEGAL COUNSEL
                                            Stroock & Stroock & Lavan LLP
                                            180 Maiden Lane
                                            New York, New York 10038-4982
                                            http://www.stroock.com

(C) 2006 The Lazard Funds, Inc. and Lazard Asset Management Securities LLC

No person has been authorized to give any information or to make any representations not contained in this Prospectus, and information or representations not contained herein must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer of any security other than the registered securities to which it relates or an offer to any person in any jurisdiction where such offer would be unlawful.

[LOGO]  The Lazard Funds, Inc.    30 Rockefeller Plaza         Tel 800-823-6300
                                  New York, NY 10112- 6300     www.LazardNet.com

                                                                   M F 2 3 1 0 2